Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities

NOTE 9 - COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Lease commitments

Most of the premises occupied by the Company and its subsidiaries are rented under various operating lease agreements. At December 31, 2016, the lease agreements for these premises expire on various dates between 2017 and 2026.

Minimum lease commitments of the Company and its subsidiaries under operating leases, at rates in effect on December 31, 2016, were as follows:

$ in thousands
Year ending December 31:
2017	9,204
2018	6,895
2019	5,897
2020	5,525
2021	5,540
2022 - 2026	20,353

53,414

The rental payments for the premises in Israel, which constitute approximately half of the above amounts, are payable in NIS linked to the Israeli consumer price index.

Rental expenses totaled $7,915,000, $7,753,000 and $7,916,000 in the years ended December 31, 2016, 2015 and 2014, respectively.

b.	Contingent liabilities:

(i)	Intellectual Property

The Company has in the past received and may receive in the future notifications from customers with respect to possible indemnification or other action by the Company in connection with intellectual property claims resulting from use of the Company’s products. The Company typically undertakes, subject to various contractual conditions and other limitations, to defend intellectual property claims against customers arising from the purchase and use of its products. The Company’s obligations under these agreements generally provide that the Company may, at its option, either obtain the right to continue using the products or modify them and, in some cases, take back the products with a refund to the customer. To date, no demands have been made by customers seeking indemnification against the Company with respect to intellectual property claims, which have had any material effect on the Company’s business and results of operations.

(ii)	Litigation:

In June 2012, charges were filed in the Seoul Central District Court of the Republic of Korea (the “Seoul Court”) against the Korean subsidiary of the Company and six employees thereof. These charges, as amended in September 2013, related to the alleged acquisition and misuse of confidential information of certain of the Company’s significant customers in violation of the Korean Act on Prevention of Divulgence and Protection of Industrial Technology, the Korean Unfair Competition Prevention and Trade Secret Protection Act and the Criminal Code of Korea. The charges included (1) the unlawful acquisition of certain industrial trade secrets related to the production of active matrix OLED panels of Samsung Mobile Display Co., Ltd. and LG Display Co. Ltd., customers of the Company’s Korean subsidiary (the “Customer Technology”), (2) unlawful use of the Customer Technology by preparing certain presentation materials, (3) unlawful divulgence of the Customer Technology to other employees of the Company inside and outside of Korea, (4) breach of trust in office by acquiring and divulging the Customer Technology without the customer’s permission for financial gain, and (5) the Korean subsidiary’s vicarious liability for the conduct of its employees. In December 2013, the Company’s Korean subsidiary and five of its Korean employees were acquitted by the above court on all charges, and one Korean employee was found guilty of certain legal violations and received a criminal fine of approximately $10,000. Following such acquittal, the prosecutor filed a notice of appeal with respect to all aspects of the decision issued by the court. The prosecutor appealed the court’s decision with respect to all the defendants on the grounds that the court’s decision contained errors of fact, errors of law and an unjust sentence. The employee of the Company’s Korean subsidiary who was found guilty of certain legal violations and who received a criminal fine also appealed the court’s decision issued in respect of him. In December 2014, the appellate panel of the Seoul Court denied all appeals and re-affirmed the trial court’s decision. Following this decision, a notice of appeal was filed by the prosecutor with respect to all aspects of the decision and with respect to all defendants. The Company’s Korean subsidiary and its employees did not appeal the appellate panel’s decision.

The Company recorded an expense of less than $25,000 in each of the years ended December 31, 2016 and 2015, and an expense of $0.5 million, net of $1.7 million insurance reimbursement, in the year ended December 31, 2014, in connection with the ongoing Korean litigation, which are recorded in selling, general and administrative expenses, and expects to continue to incur fees and expenses associated therewith. The Company’s Korean subsidiary continues to co-operate with the Korean authorities in this matter. Because this is an ongoing matter, the Company is unable to predict the outcome or what additional actions, if any, might be taken in the future by the Korean authorities as a result of matters related to this proceeding, and the timing and amount of costs associated with the existing and any future matters. However, the applicable Korean laws provide that fines of up to 1.5 billion Korean Won (approximately $1.27 million at the exchange rate of Korean Won 1,178 = $1.00 in effect on December 31, 2016) may be levied on employers based on vicarious liability for convicted employees. These amounts may be required to be paid by the Company under certain circumstances. On the basis of information and assessments provided by its legal advisors the Company is unable to estimate the outcome of this matter and has therefore not recorded any liability in respect of this matter. The Company and its Korean subsidiary may also become subject to civil actions brought by third parties, including the Company’s customers, which may result in monetary judgments, settlements or loss of business or which may require the Company to change its business model.

From time to time, the Company is involved in other claims and legal and administrative proceedings that arise in the ordinary course of business. In particular, the Company may, from time to time in the conduct of its business, make representations about its products, including their classifications under complex statutory and regulatory regimes and face claims related thereto. Based on currently available information, the Company does not believe that the ultimate outcome of any such unresolved matters, individually or in the aggregate, is likely to have a material adverse effect on the Company’s financial position or results of operations. However, litigation and administrative proceedings are subject to inherent uncertainties and the Company’s view of these matters, including settlement thereof, may change in the future. An unfavorable outcome or settlement may have a material adverse impact on the Company’s financial position and results of operations for the period in which it occurs, and potentially in future periods.

c.	Restrictions on the Company’s assets

See Notes 1d and 7b(iv).